UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2019

EDTECHX HOLDINGS ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38687	83-0570234
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o IBIS Capital Limited 22 Soho Square London, W1D 4NS United Kingdom
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: +44 207 070 7080

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one redeemable warrant	EDTXU	The Nasdaq Stock Market LLC
Common Stock, $0.0001 par value	EDTX	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	EDTXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 12, 2019, EdtechX Holdings Acquisition Corp., a Delaware corporation (“EdtechX”), entered into an Agreement and Plan of Reorganization (“Merger Agreement”) by and among EdtechX, Meten EdtechX Education Group Ltd., a Cayman Islands exempted company (“Holdco”), Meten Education Inc., a Delaware corporation and wholly owned subsidiary of Holdco (“EdtechX Merger Sub”), Meten Education Group Ltd., a Cayman Islands exempted company and wholly owned subsidiary of Holdco (“Meten Merger Sub”, and together with EdtechX Merger Sub, the “Merger Subs”), and Meten International Education Group, a Cayman Islands exempted company (the “Company” or “Meten”).

Meten, headquartered in Shenzhen, Guangdong Province, China, the heart of the Chinese Silicon Valley, is a market leader in English language training (“ELT”) in China, with a number one ranked position in the general adult ELT segment, according to Frost & Sullivan. Meten focuses on providing industry leading English and future skills training for a growing market of Chinese students and young professionals. Meten operates an omnichannel (retail and digital) business comprising a nationwide network of 149 learning centers (covering 36 cities in 18 provinces) under the brands Meten (adult and junior ELT services) and ABC (primarily junior ELT services), as well as the popular English digital tutoring platform for students and young professionals, Likeshuo. Meten’s business plans include pursuing market consolidation in China and rolling out Meten’s existing omnichannel distribution platform, combining digital delivery and strategic retail presence, across a total addressable market of more than 600 cities in China.

The following summaries of the Merger Agreement and the other agreements to be entered into by the parties are qualified in their entirety by reference to the text of the Merger Agreement and agreements entered into in connection therewith. The Merger Agreement is attached as an exhibit hereto and incorporated herein by reference.

General Structure of the Mergers; Consideration

Pursuant to the Merger Agreement, (i) Meten Merger Sub will merge with and into the Company, with the Company being the surviving entity of such merger (the “Meten Merger”) and becoming a wholly-owned subsidiary of Holdco (“Surviving Cayman Islands Company”) and (ii) EdtechX Merger Sub will merge with and into EdtechX, with EdtechX being the surviving entity of the merger (the “EdtechX Merger” and together with the Meten Merger, the “Mergers”) and becoming a wholly-owned subsidiary of Holdco (“Surviving Delaware Corporation”).

Upon consummation of the Meten Merger, the shareholders of Meten will receive their pro rata portion of an aggregate of 48,391,607 ordinary shares of Holdco (“Meten Merger Shares”). EdtechX will be required to pay cash to electing Meten shareholders, in an amount equal to 50% of the excess of the remaining cash at closing over $30 million (after taking into account redemptions elected by EdtechX’s public stockholders and together with the proceeds arising from private placements) up to an aggregate of $10 million. Cash consideration paid will reduce the Meten Merger Shares issuable to the Meten shareholders.

The shareholders of Meten who continue to hold ordinary shares of Holdco through certain earnout measurement dates will also have the right to receive their pro rata portion of up to 11,000,000 ordinary shares of Holdco (“Contingent Shares”) as follows: (i) 4,000,000 Contingent Shares if the reported closing sale price of Holdco’s ordinary shares equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations or other similar actions) for any 20 consecutive trading days at any time before December 31, 2022, and (ii) 7,000,000 Contingent Shares if the reported closing sale price of Holdco’s ordinary shares equals or exceeds $15.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations or other similar actions) for any 20 consecutive trading days during the fiscal year ending December 31, 2023.

Holdco will establish a new incentive equity plan (the “Holdco ESOP Plan”), and each outstanding option of Meten will be automatically converted into an option to purchase ordinary shares of Holdco, with the number of shares issuable upon exercise of the option and the option exercise price to be determined in accordance with a formula set forth in the Merger Agreement. A further number of Holdco ordinary shares equal to one percent (1%) per annum of the total outstanding Holdco ordinary shares upon the closing of the Mergers will be reserved under the new incentive equity plan.

Upon consummation of the EdtechX Merger, (i) each share of EdtechX common stock outstanding on the closing date will be exchanged for the right to receive one ordinary share of Holdco, except that holders of shares of EdtechX common stock sold in EdtechX’s initial public offering will be entitled to elect instead to receive a pro rata portion of EdtechX’s trust account, as provided in EdtechX’s charter documents, (ii) each outstanding warrant of EdtechX will entitle the holder to purchase one ordinary share of Holdco at a price of $11.50 per share, and (iii) each outstanding unit purchase option will remain outstanding but will be deemed to have been converted to represent the right to purchase ordinary shares and warrants of Holdco.

As a result of the Mergers, Holdco will become the new public entity and the shareholders of Meten and the stockholders of EdtechX will become shareholders of Holdco. The Mergers will be consummated following receipt of the required shareholders approvals and the fulfillment of other conditions.

Indemnification

The Agreement provides for mutual indemnification by EdtechX and Meten for breaches of their respective representations, warranties, and covenants. Claims for indemnification must be brought before the date that is one year after the consummation of the Mergers. Claims for indemnification may be asserted once damages exceed a $5 million threshold, and will be reimbursable to the extend such damages exceed the threshold. Claims for damages below a de minimus threshold of $200,000 will not count toward satisfying the $5 million deductible. The indemnification obligation of each party will be capped at 3.5% of the aggregate Meten Merger Shares issuable in the transactions. The Merger Agreement does not provide for an escrow of Meten Merger Shares which may be payable to EdtechX for indemnification, but requires that Meten shareholders either forfeit and return to Holdco for cancellation the number of Meten Merger Shares equal to their pro rata portion of the indemnifiable damages or, if the shareholder has sold the Meten Merger Shares, to pay cash in value of the related shares in an amount equal to their pro rata portion of the indemnifiable damages. Holdco will be required to reserve for issuance additional Holdco ordinary shares sufficient to cover indemnification of the Meten shareholders. The foregoing indemnification will provide the sole means of recovering damages arising from breaches of representations, warranties, or covenants.

Forward Purchase Contract

As described in the final prospectus for EdtechX’s initial public offering, Azimut Enterprises Holdings S.r.l. (the “Azimut Investor”) entered into a contingent forward purchase agreement (the “Forward Purchase Contract”) with EdtechX to purchase, in a private placement to occur concurrently with the consummation of the Mergers, up to 2,000,000 of units at $10.00 per unit (or up to an aggregate purchase price of $20,000,000), on substantially the same terms as the sale of units in EdtechX’s initial public offering. In connection with the execution of the Merger Agreement, the Azimut Investor irrevocably consented to purchase up to 2,000,000 units at the closing of the transactions contemplated by the Merger Agreement. The exact number of units to be purchased by the Azimut Investor will be determined by EdtechX and Holdco based on the capital needs in connection with the Mergers.

Support Agreement

Concurrently with the execution of the Merger Agreement, certain shareholders of Meten and certain stockholders of EdtechX have entered into a support agreement with Holdco and EdtechX (“Support Agreement”), pursuant to which each such person has agreed, among other things, to vote all of the Meten ordinary shares or EdtechX common stock, as applicable, beneficially owned by such person in favor of the Mergers, and to not take any action to solicit, knowingly encourage, initiate, engage in or otherwise knowingly facilitate discussions or negotiations with, provide any information to, or enter into any agreement with any person (other than the parties to the Merger Agreement) concerning any merger, sale of a significant portion of assets or similar transaction involving Meten or EdtechX until such time as the Mergers close or the Merger Agreement is terminated in accordance with its terms.

Voting Agreement

At closing of the Mergers, EdtechX, Holdco, Meten and certain shareholders of Meten and stockholders of EdtechX will enter into a voting agreement (“Voting Agreement”) pursuant to which they will agree to nominate nine members to the board of directors of Holdco, including Benjamin Vedrenne-Cloquet and Charles McIntyre, EdtechX’s Chief Executive Officer and Chairman of the Board, respectively, and Jishuang Zhao, Siguang Peng and Yupeng Guo, the founders of Meten, and Yongchao Chen, and to take all actions necessary to nominate, appoint and vote all Holdco ordinary shares beneficially owned by them for the election of such persons until the third anniversary of the closing. For each of the three years of serving on the board of the Holdco, Messrs. Vedrenne-Cloquet and McIntyre will each be paid for their board service as follows: (i) $120,000 in cash, and (ii) 20,000 fully vested restricted shares of the Holdco to be issued pursuant to the Holdco ESOP Plan.

Lock-Up

Certain of the Meten shareholders will enter into lock-up agreements with Holdco (“Lock-up Agreements”) pursuant to which they will agree not to transfer the ordinary shares of Holdco received as consideration in the Meten Merger (including any Contingent Shares, if and when issued), until (i) with respect to 50% of such Holdco ordinary shares, the earlier of the date that is six months after the closing and the date on which the closing price of Holdco’s ordinary shares equals or exceeds $12.50 per share (as adjusted for share splits, share capitalizations, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period after closing and (ii) with respect to the remaining 50% of such Holdco ordinary shares, one year after closing, or earlier, in either case, if, subsequent to the closing, Holdco consummates a liquidation, merger, stock exchange or other similar transaction which results in all holders of Holdco ordinary shares ceasing to hold more than fifty percent (50%) of the then outstanding Holdco ordinary shares or having the right to exchange their Holdco ordinary shares for cash or freely tradable securities.

All other Meten shareholders will agree not to transfer the ordinary shares of Holdco received by them as consideration in the Meten Merger (including any Contingent Shares, if and when issued) until the date that is at least three months after the closing.

Certain shareholders of EdtechX, including affiliates of Benjamin Vedrenne-Cloquet and Charles McIntyre, will enter into an amended stock escrow agreement (“Amended Stock Escrow Agreement”) pursuant to which the ordinary shares and warrants of Holdco to be issued to them will remain subject to the escrow and transfer restrictions as set forth in the existing stock escrow agreement entered into by such persons in connection with EdtechX’s initial public offering, which restrictions are substantially the same as those provided for in the Lock-up Agreements.

Registration Rights

At the closing of the Mergers, Holdco will enter into a Registration Rights Agreement providing the shareholders of Meten with certain demand registration rights and piggy-back registration rights with respect to registration statements filed by Holdco after the closing. Additionally, EdtechX and Holdco will amend any existing registration rights agreements to which it is a party or similar agreements or instruments to which it is a party providing for registration rights with respect to EdtechX’s securities held by any person such that, after giving effect to the Mergers, the Holdco securities held by former EdtechX securityholders will bear the same registration rights as currently held.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of EdtechX, Meten, Holdco and the Merger Subs relating to, among other things, proper organization and similar corporate matters; capital structure of each constituent company; the authorization, performance and enforceability of the Merger Agreement; licenses and permit; taxes; financial information and absence of undisclosed liabilities; holding of leases and ownership of real property, personal property, and intellectual property; contracts; title to, and condition of, assets; absence of certain changes; employee matters; compliance with laws; and absence of litigation.

Covenants

The Merger Agreement includes customary covenants of the parties with respect to their respective business operations prior to consummation of the business combination, confidentiality and exclusivity, and efforts to satisfy conditions to the consummation of the business combination.

The Merger Agreement also contains additional covenants of the parties, including, among others, covenants providing for (i) the parties to use commercially reasonable efforts to arrange and obtain private financing in the range of $20 million and $100 million (“Financing”), (ii) EdtechX and Holdco to mutually agree on an amount of securities to be purchased by the Azimut Investors (the “Azimut Investment”), (iii) EdtechX and Holdco to cooperate in the preparation and filing of a registration statement on Form F-4 (“Registration Statement”), to register the Holdco ordinary shares to be issued in the Mergers, and to include proxy materials for the purpose of soliciting proxies from the holders of EdtechX’s common stock with respect to approval of the Mergers and the other transactions contemplated in the Merger Agreement, and (iv) the parties to use commercially reasonable efforts to cause Holdco to establish two classes of ordinary shares: Class A ordinary and Class B ordinary shares with super voting right of not less than ten (10) votes per share granted to the Class B ordinary shares, and to reserve and issue Class B ordinary shares exclusively for the founders of Meten and/or their wholly-owned entities.

Conditions to Closing

General Conditions

Consummation of the Mergers is conditioned on approval of the Merger Agreement and contemplated transactions by EdtechX’s stockholders and by Meten’s shareholders. In addition, the consummation of the Mergers is conditioned upon, among other things:

●	all waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended shall have expired and no order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any governmental authority or statute, rule or regulation that is in effect and prohibits or enjoins the consummation of the Transactions;

●	EdtechX having at least $5,000,001 of net tangible assets remaining immediately prior to, or upon the closing of, the business combination, after taking into account payments to holders of shares of EdtechX’s common stock that properly demanded that EdtechX convert their common stock for their pro rata share of the trust account;

●	no material adverse effect with respect to EdtechX or Meten shall have occurred between the date of the Merger Agreement and the closing of the transactions; and

●	the Registration Statement shall have been declared effective by the Securities and Exchange Commission.

Meten’s, Holdco’s and the Merger Subs’ Conditions to Closing

The obligations of Meten, Holdco, and the Merger Subs to consummate the Mergers are also conditioned upon, among other things:

●	the accuracy of the representations and warranties of EdtechX (subject to certain bring-down standards);

●	performance of the covenants of EdtechX required by the Agreement to be performed on or prior to the closing;

●	the common stock and warrants of EdtechX continuing to be listed on the Nasdaq Capital Market up to the closing;

●	the Azimut Investment having closed and EdtechX having at least $30,000,000 in cash, net of disbursements to EdtechX public shareholders who elect to have their shares of common stock converted to cash, and together with any funds in connection with the Azimut Investment and the Financing, which amount shall be reduced to $20,000,000 in the event that the parties raise less than $10 million in the Financing (the “Minimum Cash Closing Condition”);

●	resignations and appointments of certain officers and directors as specified in the Merger Agreement;

●	the execution and delivery of the Voting Agreement by EdtechX and certain EdtechX stockholders;

●	the execution and delivery of the Amended Stock Escrow Agreement;

●	the execution and delivery of the Amended Registration Rights Agreement;

●	the execution and delivery of the Support Agreement by EdtechX and certain stockholders of EdtechX; and

●	the approval for listing of the Holdco ordinary shares on the Nasdaq Capital Market or the New York Stock Exchange, subject to official notice of approval and satisfaction of public holder requirements;.

EdtechX’s Conditions to Closing

The obligations of EdtechX to consummate the Mergers are also conditioned upon, among other things:

●	the accuracy of the representations and warranties of Meten, Holdco, and the Merger Subs (subject to certain bring-down standards);

●	performance of the covenants of Meten, Holdco, and the Merger Subs required by the Merger Agreement to be performed on or prior to the closing;

●	the execution and delivery of the Voting Agreement by Meten and certain shareholders of Meten; and

●	the execution and delivery of the Lock-up Agreements by certain shareholders of Meten.

Waivers

EdtechX, Meten, Holdco or the Merger Subs may waive any inaccuracies in the representations and warranties made to such party contained in the Merger Agreement or in any document delivered pursuant to the Merger Agreement and waive compliance with any agreements or conditions for the benefit of itself or such party contained in the Merger Agreement or in any document delivered pursuant to the Agreement. Notwithstanding the foregoing, pursuant to EdtechX’s current amended and restated certificate of incorporation, EdtechX cannot consummate the business combination if it has less than $5,000,001 of net tangible assets remaining immediately prior to or upon the closing of the business combination after taking into account payments to holders of shares of EdtechX common stock that properly demanded that EdtechX convert their ordinary shares into their pro rata share of the trust account.

Termination

The Merger Agreement may be terminated at any time, but not later than the closing, as follows:

●	by mutual written consent of EdtechX and Meten;

●	by either EdtechX or Meten if the business combination is not consummated on or before April 1, 2020, provided that the right to terminate the Merger Agreement will not be available to any party whose action or failure to act has been a principal cause of or primarily resulted in the failure of the business combination to occur on or before such date and such action or failure to act constitutes a breach of the Merger Agreement;

●	by either EdtechX or Meten if a governmental entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Mergers, which order, decree, judgment, ruling or other action is final and non-appealable;

●	by either EdtechX or Meten if, at the EdtechX shareholder meeting called to approve the Mergers, the Mergers fail to be approved by the required vote (subject to any adjournment or recess of the meeting);

●	by either EdtechX or Meten if EdtechX has less than $5,000,001 of net tangible assets remaining immediately prior to, or upon the closing of, the transactions, after taking into account payments to holders of EdtechX common stock that properly demanded that EdtechX convert their common stock for their pro rata share of the trust account;

●	by either EdtechX or Meten if the other party has breached any of its covenants or representations and warranties in any material respect which cannot be cured or, if curable, and has not been cured within thirty days of the notice of an intent to terminate, provided that the terminating party is itself not in material breach;

●	by Meten if the Minimum Cash Closing Condition is not met; or

●	by either EdtechX or Meten upon a breach of the exclusivity covenants contained in the Merger Agreement.

In the event of the termination of the Merger Agreement by EdtechX due to Meten’s failure to materially comply with any applicable legal requirements, then Meten will pay EdtechX within two business days after such termination a termination fee equal to $125,000. In the event of the termination of the Merger Agreement by EdtechX due to Meten’s breach of the exclusivity covenants contained in the Merger Agreement, then Meten will pay EdtechX within two business days after such termination a termination fee equal to $350,000. In the event of the termination of the Merger Agreement by Meten due to EdtechX’s failure to materially comply with any applicable legal requirements, then EdtechX will pay Meten within two business days after such termination a termination fee equal to $125,000. In the event of the termination of the Merger Agreement by Meten due to EdtechX’s breach of the exclusivity covenants contained in the Merger Agreement, then EdtechX will pay Meten within two business days after such termination a termination fee equal to $350,000.

Management of Holdco after the Mergers

After the Mergers, Holdco’s board of directors will consist of nine directors, two of whom will be appointed by EdtechX. The executive officers of Meten will retain their positions with the Surviving Cayman Islands Company and will become officers of Holdco after the closing.

Item 7.01 Regulation FD Disclosure.

The information set forth below under this Item 7.01, including exhibits 99.1 and 99.2 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Press Release

Attached as Exhibit 99.1 to this Current Report on Form 8-K is the press release issued by the parties related to the Mergers.

Investor Presentation

Attached as Exhibit 99.2 to this Current Report on Form 8-K is the form of investor presentation to be used by EdtechX in presentations to certain of its shareholders and other persons interested in purchasing shares of common stock of EdtechX in connection with the proposed Mergers.

Additional Information

COMMENCING SHORTLY AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, EDTECHX INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING EDTECHX’S SECURITIES, IN CONNECTION WITH THE PROPOSED MERGER WITH METEN, AS DESCRIBED IN THIS CURRENT REPORT ON FORM 8-K. THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS HERETO, MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

EDTECHX, HOLDCO AND METEN AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES OF EDTECHX’S STOCKHOLDERS IN CONNECTION WITH THE PROPOSED MERGERS UNDER SEC RULES. INVESTORS AND SECURITY HOLDERS MAY OBTAIN MORE DETAILED INFORMATION REGARDING THE NAMES AND INTERESTS IN THE PROPOSED MERGERS OF EDTECHX’S DIRECTORS AND OFFICERS IN EDTECHX’S FILINGS WITH THE SEC, INCLUDING EDTECHX’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2018, WHICH WAS FILED WITH THE SEC ON APRIL 1, 2019. INFORMATION REGARDING THE PERSONS WHO MAY, UNDER THE SEC RULES, BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM EDTECHX’S STOCKHOLDERS IN CONNECTION WITH THE PROPOSED MERGERS WILL BE SET FORTH IN THE REGISTRATION STATEMENT ON FORM F-4 FOR THE PROPOSED MERGERS THAT WILL BE FILED WITH THE SEC (THE “REGISTRATION STATEMENT”). ADDITIONAL INFORMATION REGARDING THE INTERESTS OF PARTICIPANTS IN THE SOLICITATION OF PROXIES IN CONNECTION WITH THE PROPOSED MERGERS WILL BE INCLUDED IN THE REGISTRATION STATEMENT.

SOME OF METEN’S FINANCIAL INFORMATION AND DATA CONTAINED HEREIN AND IN THE EXHIBITS HERETO DOES NOT CONFORM TO SEC REGULATION S-X IN THAT IT INCLUDES CERTAIN FINANCIAL INFORMATION IDENTIFIED THEREIN THAT IS NOT DERIVED IN ACCORDANCE WITH UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”). ACCORDINGLY, SUCH INFORMATION AND DATA MAY BE ADJUSTED AND PRESENTED DIFFERENTLY IN THE PROXY STATEMENT/PROSPECTUS TO SOLICIT STOCKHOLDER APPROVAL OF THE PROPOSED TRANSACTION. EDTECHX AND METEN BELIEVE THAT THE PRESENTATION OF NON-GAAP MEASURES PROVIDES INFORMATION THAT IS USEFUL TO INVESTORS AS IT INDICATES MORE CLEARLY THE ABILITY OF METEN TO MEET CAPITAL EXPENDITURES AND WORKING CAPITAL REQUIREMENTS AND OTHERWISE MEET ITS OBLIGATIONS AS THEY BECOME DUE.

INVESTORS AND SECURITY HOLDERS OF EDTECHX AND METEN ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT, DEFINITIVE PROXY STATEMENT, THE REGISTRATION STATEMENT, AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGERS. EDTECHX’S DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS OF EDTECHX AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED MERGERS, AND SECURITY HOLDERS WILL BE ABLE TO OBTAIN FREE COPIES OF THE PROXY STATEMENT AND OTHER DOCUMENTS CONTAINING IMPORTANT INFORMATION ABOUT EDTECHX AND METEN, ONCE SUCH DOCUMENTS ARE FILED WITH THE SEC, THROUGH THE WEBSITE MAINTAINED BY THE SEC AT WWW.SEC.GOV. COPIES OF THE DOCUMENTS FILED WITH THE SEC BY EDTECHX, WHEN AND IF AVAILABLE, CAN BE OBTAINED FREE OF CHARGE BY DIRECTING A WRITTEN REQUEST TO EDTECHX HOLDINGS ACQUISITION CORP., C/O IBIS CAPITAL LIMITED, 22 SOHO SQUARE, LONDON, W1D 4NS UNITED KINGDOM.

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K AND THE EXHIBITS HERETO ARE NOT A PROXY STATEMENT OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED MERGERS AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES NOR SHALL THERE BE ANY SALE OF ANY SUCH SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION.

THIS CURRENT REPORT ON FORM 8-K AND THE EXHIBITS HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” AND METEN’S FINANCIAL PROJECTIONS, WHICH ARE BASED UPON A NUMBER OF ASSUMPTIONS, ESTIMATES AND FORECASTS THAT, WHILE CONSIDERED REASONABLE BY METEN, ARE INHERENTLY SUBJECT TO SIGNIFICANT BUSINESS, ECONOMIC AND COMPETITIVE UNCERTAINTIES AND CONTINGENCIES, MANY OF WHICH ARE BEYOND METEN’S CONTROL, AND UPON ASSUMPTIONS WITH RESPECT TO FUTURE BUSINESS DECISIONS WHICH ARE SUBJECT TO CHANGE. ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AND FINANCIAL PROJECTIONS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS.

NEITHER EDTECHX NOR METEN UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW. IMPORTANT FACTORS, AMONG OTHERS, THAT MAY AFFECT ACTUAL RESULTS INCLUDE METEN’S ABILITY TO EXECUTE ON ITS BUSINESS PLANS AND METEN’s ESTIMATES OF EXPENSES AND FUTURE REVENUES AND PROFITABILITY. OTHER FACTORS INCLUDE THE POSSIBILITY THAT THE PROPOSED MERGERS DO NOT CLOSE, INCLUDING DUE TO THE FAILURE TO RECEIVE REQUIRED SECURITY HOLDER APPROVALS, OR THE FAILURE TO FULFILL OTHER CLOSING CONDITIONS.

THIS CURRENT REPORT ON FORM 8-K AND THE EXHIBITS HERETO ARE NOT INTENDED TO BE ALL-INCLUSIVE OR TO CONTAIN ALL THE INFORMATION THAT A PERSON MAY DESIRE IN CONSIDERING AN INVESTMENT IN EDTECHX OR METEN AND ARE NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION IN EDTECHX OR METEN.

ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS WILL BE CONTAINED IN THE FILINGS MADE WITH THE SEC. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING EDTECHX, HOLDCO AND METEN, THE PROPOSED MERGERS OR OTHER MATTERS AND ATTRIBUTABLE TO EDTECHX OR ANY PERSON ACTING ON ITS BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. NEITHER EDTECHX, HOLDCO, NOR METEN UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT OR FINANCIAL PROJECTIONS TO REFLECT ANY CHANGE IN THEIR EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT OR PROJECTION IS BASED, EXCEPT AS REQUIRED BY APPLICABLE LAW.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
2.1	Agreement and Plan of Reorganization, dated as of December 12, 2019, by and among EdtechX Holdings Acquisition Corp., Meten EdtechX Education Group Ltd., Meten Education Group Ltd., Meten Education Inc., and Meten International Education Group. *

99.1	Press release dated December 12, 2019

99.2	Investor Presentation

* Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). EdtechX agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	December 16, 2019	EDTECHX HOLDINGS ACQUISITION CORP.

		By:	/s/ Benjamin Vedrenne-Cloquet
Benjamin Vedrenne-Cloquet
Chief Executive Officer